Anterix Inc. Reports
Second Quarter Fiscal Year 2024 Results

Woodland Park, NJ – November 13, 2023 – Anterix (NASDAQ: ATEX) today announced its second quarter fiscal 2024 results and filed its 10-Q for the three and six months ended September 30, 2023.

Second quarter fiscal 2024 Financial Highlights

–Cash and cash equivalents of $48.5 million as of September 30, 2023
–Transferred the San Diego County broadband license to San Diego Gas & Electric Company and recorded a $7.3 million gain on sale of intangible assets
–Exchanged narrowband for broadband licenses in 5 counties and recorded a gain on exchange of narrowband licenses for broadband licenses of $8.5 million
–Repurchased $10.7 million of ATEX stock
–Incurred spectrum clearing costs of $4.9 million

The Company also issued an update on its Demonstrated Intent metric which can be found on Anterix’s website at
https://www.investors.anterix.com/Q22024.

About Anterix Inc.

At Anterix, we partner with leading utilities and technology companies to harness the power of 900 MHz broadband for modernized grid solutions. Leading an ecosystem of more than 100 members, we offer utility-first solutions to modernize the grid and solve the challenges that utilities are facing today. As the largest holder of licensed spectrum in the 900 MHz band (896-901/935-940 MHz) throughout the contiguous United States, plus Hawaii, Alaska, and Puerto Rico, we are uniquely positioned to enable private LTE solutions that support cutting-edge advanced communications capabilities for a cleaner, safer, and more secure energy future. To learn more and join the 900 MHz movement, please visit www.anterix.com.

Forward-Looking Statements

Certain statements contained in this press release constitute forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future events or achievements such as statements in this press release related to the Anterix’s business or financial results or outlook. Actual events or results may differ materially from those contemplated in this press release. Forward-looking statements speak only as of the date they are made and readers are cautioned not to put undue reliance on such statements, as they are subject to a number of risks and uncertainties that could cause Anterix’s actual future results to differ materially from results indicated in the forward-looking statement. Such statements are based on assumptions that could cause actual results to differ materially from those in the forward-looking statements, including: (i) the timing of payments under customer agreements, (ii) Anterix’s ability to clear the 900 MHz Broadband Spectrum on a timely basis and on commercially reasonable terms; and (iii) Anterix’s ability to qualify for and timely secure broadband licenses. Actual events or results may differ materially from those contemplated in this press release. Anterix’s filings with the Securities and Exchange Commission (“SEC”), which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect the company’s financial outlook, business, results of operations and financial condition. Anterix undertakes no obligation to update publicly or revise any forward-looking statements contained herein.

Shareholder Contact

Natasha Vecchiarelli
Vice President, Investor Relations & Corporate Communications
Anterix
973-531-4397
nvecchiarelli@anterix.com

Anterix Inc.
Earnings Release Tables
Consolidated Balance Sheets
(Unaudited, thousands, except share data)

	September 30, 2023	March 31, 2023
	(Unaudited)
ASSETS
Current Assets
Cash and cash equivalents	$48,534	$43,182
Prepaid expenses and other current assets	13,578	16,277
Total current assets	62,112	59,459
Property and equipment, net	2,323	3,606
Right of use assets, net	2,826	3,371
Intangible assets	197,566	202,044
Other assets	15,049	10,078
Total assets	$279,876	$278,558
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable and accrued expenses	$6,998	$6,624
Due to related parties	—	533
Operating lease liabilities	1,610	1,725
Contingent liability	1,409	20,249
Deferred revenue	5,281	2,769
Total current liabilities	15,298	31,900
Operating lease liabilities	2,278	2,922
Deferred revenue	74,984	57,990
Deferred gain on sale of intangible assets	4,889	—
Deferred income tax	5,813	5,440
Other liabilities	513	513
Total liabilities	103,775	98,765
Commitments and contingencies
Stockholders’ equity
Preferred stock, $0.0001 par value per share, 10,000,000 shares authorized and no shares outstanding at September 30, 2023 and March 31, 2023	—	—
Common stock, $0.0001 par value per share, 100,000,000 shares authorized and 18,768,491 shares issued and outstanding at September 30, 2023 and 18,921,999 shares issued and outstanding at March 31, 2023	2	2
Additional paid-in capital	525,248	518,160
Accumulated deficit	(349,149)	(338,369)
Total stockholders’ equity	176,101	179,793
Total liabilities and stockholders’ equity	$279,876	$278,558

Anterix Inc.
Earnings Release Tables
Consolidated Statements of Operations
(Unaudited, in thousands, except share and per share data)

	Three months ended September 30,		Six months ended September 30,
	2023	2022	2023	2022
Spectrum revenues	$1,052	$398	$1,660	$733

Operating expenses
General and administrative	11,905	11,427	23,578	22,786
Sales and support	1,310	1,164	2,585	2,400
Product development	1,147	980	2,216	2,076
Depreciation and amortization	209	372	455	734
Operating expenses	14,571	13,943	28,834	27,996
Gain on disposal of intangible assets, net	(8,513)	(2,905)	(19,298)	(3,553)
Gain on sale of intangible assets, net	(7,332)	—	(7,332)	—
Loss on disposal of long-lived assets, net	67	20	36	22
Gain (loss) from operations	2,259	(10,660)	(580)	(23,732)
Interest income	396	244	782	261
Other income (expense)	63	(12)	158	47
Income (loss) before income taxes	2,718	(10,428)	360	(23,424)
Income tax expense	645	215	405	415
Net income (loss)	$2,073	$(10,643)	$(45)	$(23,839)
Net income (loss) per common share basic	$0.11	$(0.56)	$—	$(1.27)
Net income (loss) per common share diluted	$0.11	$(0.56)	$—	$(1.27)
Weighted-average common shares used to compute basic net income (loss) per share	18,921,126	18,953,044	18,935,929	18,786,928
Weighted-average common shares used to compute diluted net income (loss) per share	19,109,394	18,953,044	18,935,929	18,786,928

Anterix Inc.
Earnings Release Tables
Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Three months ended September 30,		Six months ended September 30,
	2023	2022	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$2,073	$(10,643)	$(45)	$(23,839)
Adjustments to reconcile net income (loss) to net cash used in operating activities
Depreciation and amortization	209	372	455	734
Non-cash compensation expense attributable to stock awards	3,838	4,691	8,103	8,819
Deferred income taxes	645	203	373	403
Gain on disposal of intangible assets, net	(8,513)	(2,905)	(19,298)	(3,553)
Gain on sale of intangible assets, net	(7,332)	—	(7,332)	—
Loss on disposal of long-lived assets, net	67	20	36	22
Changes in operating assets and liabilities
Prepaid expenses and other assets	225	83	788	1,263
Right of use assets	262	280	545	518
Accounts payable and accrued expenses	(795)	328	374	(1,132)
Due to related parties	—	(24)	(533)	—
Operating lease liabilities	(371)	(372)	(759)	(699)
Contingent Liability	—	249	—	249
Deferred revenue	20,114	(398)	19,506	(733)
Net cash provided by (used in) operating activities	10,422	(8,116)	2,213	(17,948)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of intangible assets, including refundable deposits	(4,907)	(4,578)	(10,077)	(11,228)
Proceeds from sale of spectrum	25,178	—	25,178	—
Purchases of equipment	(187)	(1,139)	(212)	(1,145)
Net cash provided by (used in) investing activities	20,084	(5,717)	14,889	(12,373)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from stock option exercises	—	—	7	872
Repurchase of common stock	(10,735)	(2,000)	(10,735)	(4,725)
Payments of withholding tax on net issuance of restricted stock	(270)	(509)	(1,022)	(1,336)
Net cash used in financing activities	(11,005)	(2,509)	(11,750)	(5,189)
Net change in cash and cash equivalents	19,501	(16,342)	5,352	(35,510)
CASH AND CASH EQUIVALENTS
Beginning of the period	29,033	86,456	43,182	105,624
End of the period	$48,534	$70,114	$48,534	$70,114
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period:
Taxes paid	$—	$12	$1	$12
Non-cash investing activity:
Network equipment provided in exchange for wireless licenses	$130	$25	$568	$29
Deferred gain on sale of intangible assets	$4,889	$—	$4,889	$—
Derecognition of contingent liability related to sale of intangible assets	$18,840	$—	$18,840	$—

Anterix Inc.
Earnings Release Tables
Other Financial Information
(Unaudited, in thousands except per share data)

	Three Months Ended September 30,		Six Months Ended September 30,
	2023	2022	2023	2022
Number of shares repurchased and retired	333	54	333	110
Average price paid per share*	$32.69	$36.73	$32.69	$48.42
Total cost to repurchase	$10,735	$2,000	$10,735	$4,725
*Average price paid per share includes costs associated with the repurchases.
As of September 30, 2023, $250.0 million is remaining under the share repurchase program.